Exhibit 10.1

EXECUTION VERSION

COMMITMENT INCREASE AGREEMENT

August 6, 2025

JPMorgan Chase Bank, N.A., as

Administrative Agent

500 Stanton Christiana Road

NCC 5, Floor 1

Newark, DE 19713-2107

Attention: Loan & Agency Services Group

Ladies and Gentlemen:

We refer to the Senior Secured Revolving Credit Agreement dated as of June 23, 2022 (as amended by that certain Amendment No.1 dated as of October 30, 2023, as further amended by that certain Amendment No. 2 dated as of June 11, 2024, as further amended by that certain Amendment No. 3 dated as of April 29, 2025, and as further amended, modified or supplemented from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined) among HPS Corporate Lending Fund (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent for said Lenders and as Collateral Agent. You have advised us that the Borrower has requested in a letter dated August 6, 2025 (the “Increase Request”) from the Borrower to the Administrative Agent that the aggregate amount of the Commitments be increased on the terms and subject to the conditions set forth herein.

A. Commitment Increase. Pursuant to Section 2.08(e) of the Credit Agreement, Natixis, New York Branch (the “Increasing Lender”), hereby agrees to make an additional Multicurrency Commitment in the amount set forth in Schedule I hereto pursuant to the instruction of the Administrative Agent, such additional Multicurrency Commitment to be effective as of the Increase Date (as defined in the Increase Request); provided that the Administrative Agent shall have received a duly executed officer’s certificate from the Borrower, dated the Increase Date, in substantially the form of Exhibit I hereto.

B. Confirmation of Increasing Lender. The Increasing Lender agrees that from and after the Increase Date, its additional Multicurrency Commitment, set forth in Schedule I hereto shall be included in its Multicurrency Commitment and be governed for all purposes by the Credit Agreement and the other Loan Documents.

C. Counterparts. This Commitment Increase Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Commitment Increase Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures (including, for the avoidance of doubt, electronic signatures utilizing the DocuSign platform) or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

D. Governing Law. This Commitment Increase Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise and whether at law or in equity) based upon or arising out of this Commitment Increase Agreement and the transactions contemplated hereby shall be construed in accordance with and governed by the law of the State of New York. Sections 9.09 and 9.10 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

E. Miscellaneous. This Commitment Increase Agreement shall be deemed a “Loan Document” as such term is defined in Section 1.01 of the Credit Agreement.

[Signature pages follow]

Very truly yours,

INCREASING LENDER

NATIXIS, NEW YORK BRANCH

By:	/s/ Ray Meyer
Name:	Ray Meyer
Title:	Managing Director

By:	/s/ Jordan Leung
Name:	Jordan Leung
Title:	Vice President

[Signature Page – Commitment Increase Agreement - HLEND]

Accepted and agreed:

HPS CORPORATE LENDING FUND

By:	/s/ Robert Busch
Name:	Robert Busch
Title:	Chief Financial Officer

[Signature Page – Commitment Increase Agreement - HLEND]

Acknowledged:
JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Tom Gillespie
Name: Tom Gillespie
Title: Executive Director

[Signature Page – Commitment Increase Agreement - HLEND]

SCHEDULE I

Increasing Lender	Commitment Increase
Natixis, New York Branch	$75,000,000 (Multicurrency)